                                          Exhibit 10.2
                          Nordstrom, Inc.

             Notice of Award of Performance Share Units



First Name, Last Name


Employee No:
Award No:




On _______, Nordstrom, Inc. awarded _________Performance Share
Units (PSUs) to you.

Your PSUs are earned based on the Nordstrom Total Shareholder Return (TSR) relative to the performance of our retail comparator group over the three-year period ending on February 2, 2008. At the end of the three-year period, if Nordstrom TSR is a positive numbers and ranks in the top six of our comparator group, your PSUs will be earned as detailed below:


Rank                       Vest %
----                       ------
1st                         125%
2nd                         125%
3rd                         100%
4th                          85%
5th                          75%
6th                          75%
7th or lower                  0%






TSR results are provided to you via e-mail on a quarterly basis during the fiscal year. The TSR communication shows you how
Nordstrom stock is performing in relation to our retail comparator group for each PSU grant, and the progress that has been made toward earning your PSUs.





Please keep this Notice for your records.

If you have any questions about your grant, please call Nordstrom
Leadership Benefits at (206) 303-5855, tie line 8-805-5855 or e-mail leadership.benefits@nordstrom.com.